Warrants (Details) - Schedule of Fair Value of the Outstanding Warrants - $ / shares	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Schedule of Fair Value of the Outstanding Warrants [Abstract]
Market price per share (USD/share) (in Dollars per share)	$ 1.26	$ 1.31
Exercise price (USD/share) (in Dollars per share)	$ 17.6	$ 17.6
Risk free rate	4.16%	4.18%
Dividend yield	0.00%	0.00%
Expected term/Contractual life (years)	2 years 3 months 25 days	3 years 3 months 25 days
Expected volatility	105.55%	96.90%